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Exhibit 99.6

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 333-89396, 333-72704, 333-62260, 333-61278, 333-61284, 333-38896) and Form S-3 (File No. 333-89432, 333-73262, 333-71360, 333-69528) of ValueClick, Inc. of our report dated March 21, 2002 relating to the financial statements of Be Free, Inc. which appears in the Be Free, Inc. Annual Report on Form 10-K and is incorporated by reference in this Current Report on Form 8-K/A of ValueClick, Inc.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
August 7, 2002

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  Exhibit 99.6
CONSENT OF INDEPENDENT ACCOUNTANTS